EXHIBIT 10.45(e)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit, as indicated by “[*]”, have been omitted, pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission

Execution Copy

AMENDMENT NUMBER FOUR to
DELTA CONNECTION
AGREEMENT

This Amendment Number Four (this "Amendment"), dated as of the April 26, 2011 (“Amendment Number Four Effective Date”), to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 ("Delta"), Shuttle America Corp. (as assignee of Republic Airline, Inc.) (“Shuttle America” or “Operator”), 8909 Purdue Road, Indianapolis, Indiana 46268 and Republic Airways Holdings, Inc. (“Republic”), 8909 Purdue Road, Indianapolis, Indiana 46268.

WHEREAS, Delta, Shuttle America and Republic are parties to the Agreement; and

WHEREAS, the parties desire to add additional aircraft within the scope of the Agreement and amend certain provisions of the Agreement and the Third Amendment (as defined below), each pursuant to the terms of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.	Revised 2011 Base Rate Costs

Notwithstanding the terms and conditions set forth in Section 3(G) of the Agreement nor Section 2.A.(i) of that certain Amendment Number Three to the Delta Connection Agreement dated as of January 31, 2011, by and among Delta, Operator and Republic (the “Third Amendment”), the parties agree that, subject to the potential adjustments of the Base Rates Costs with respect to Airframe Maintenance, Engine Consumables and Depreciation (parts and engines) as contemplated by Section 2.B. of the Third Amendment, (i) effective as of September 1, 2011, the Base Rate Costs with respect to the Aircraft, including the “ERJ-170

Subsequent Additional Aircraft” (as defined below), shall be as set forth in Exhibit A attached to this Amendment and incorporated herein, and Exhibit A hereto shall replace in its entirety Exhibit A attached to the Third Amendment and (ii) with respect to establishing the Base Rate Costs for calendar years 2012, 2013, 2014, 2015, 2017 and 2018 (as contemplated by Sections 2(A)(ii) and 2(A)(iv) of the Third Amendment), the Base Rate Costs in effect for the applicable immediately preceding calendar year shall equal the Base Rate Cost in effect as of December 31st of such immediately preceding calendar year.

3.	Addition of Six (6) ERJ-170 Aircraft

A.
Pursuant to Article 1(A) of the Agreement, effective as of the Amendment Number Four Effective Date, the six (6) Embraer ERJ 170 aircraft, including one (1) spare, set forth on Exhibit B attached hereto and incorporated herein (the “ERJ-170 Subsequent Additional Aircraft”) shall be included as Aircraft under, except as otherwise set forth in this Amendment, the terms of the Agreement.

B.
Each ERJ-170 Subsequent Additional Aircraft shall be made available by Operator to be placed into Delta Connection service no later than the respective dates set forth on Exhibit B (each, a “Subsequent Aircraft Delivery Date”). If Operator is unable to have available any ERJ-170 Subsequent Additional Aircraft by its respective Subsequent Aircraft Delivery Date, Operator shall provide written notice to Delta of such delay no later than sixty (60) days prior to each respective Subsequent Aircraft Delivery Date. If Operator does not [], Operator shall pay Delta the sum of [*] per day that each such ERJ-170 Subsequent Additional Aircraft is not available for Delta Connection service beyond such aircraft’s respective Subsequent Aircraft Delivery Date due to circumstances within the control of Operator, up to a maximum of [*] per each ERJ-170 Subsequent Additional Aircraft.

C.
Operator and Republic, jointly and severally, represent and warrant to Delta that each of the ERJ-170 Subsequent Additional Aircraft has been maintained in accordance with Operator's FAA approved maintenance program and, excluding the “Interior Modification” (as defined in Section 3.G. below), scheduled C-checks of each type and ordinary and routine maintenance requirements, each of the ERJ-170 Subsequent Additional Aircraft is fully operable, able to operate under the terms of the Agreement, and is not subject to any unusual or extraordinary repair or maintenance requirements.

D.
Notwithstanding anything in the Agreement to the contrary, each ERJ-170 Subsequent Additional Aircraft shall be included as an Aircraft under the Agreement only for a period of six (6) years commencing on the respective Delivery Date of each ERJ-170 Subsequent Additional Aircraft, and upon the conclusion of each such six-year period, the applicable ERJ-170 Subsequent Additional Aircraft shall be removed from Delta Connection service and the scope of the Agreement as of such date.

E.	Each of the ERJ-170 Subsequent Additional Aircraft shall be repainted in the Delta-approved Delta Connection livery prior to its respective Delivery Date. Operator shall be

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solely responsible for such repainting including, without limitation, all costs and expenses associated with such repainting (and shall not be entitled to any reimbursement by Delta, under the Agreement or otherwise, of any such costs or expenses).

F.
Each of the ERJ-170 Subsequent Additional Aircraft shall be made available for Delta Connection service as contemplated hereby initially with the designated seat configuration as set forth in Exhibit B (each, a “Delivery Configuration”). Operator shall be solely responsible for having each of the ERJ-170 Subsequent Additional Aircraft so configured and all costs and expenses associated therewith (and shall not be entitled to any reimbursement by Delta, under the Agreement or otherwise, of any such costs or expenses). Notwithstanding the above, each of Operator, Republic and Delta shall each use their commercially reasonable efforts and work together in good faith to configure each of the ERJ-170 Subsequent Additional Aircraft that has a designated Delivery Configuration of [] on Exhibit B instead with a dual-class configuration of either [*] or [*] (as determined by Delta in its sole discretion); provided, however, that Delta shall be responsible for purchasing, or reimbursing Operator the costs of, the first class seats and associated first-class overhead bins to be installed on such ERJ-170 Subsequent Additional Aircraft in connection with the transitioning to the dual-class configuration selected by Delta.

G.
If any ERJ-170 Subsequent Additional Aircraft are not in compliance with Delta Connection standards currently in place on the ERJ 175AR aircraft that are Aircraft under the Agreement as of the Amendment Number Four Effective Date including, but not limited to, with respect to cabin carpets, seat belts, seat covers, curtains, class dividers, seat track covers, bin strips (if applicable) and laminates (the “Standards”), each such aircraft shall undergo additional modifications to conform to such Standards (“Interior Modifications”) at a time to be determined by Delta in consultation with Operator. Operator shall be solely responsible for the performance of such Interior Modifications including, without limitation, all costs and expenses associated with such Interior Modifications (and shall not be entitled to any reimbursement by Delta, under the Agreement or otherwise, of any such costs or expenses).

H.
Operator shall be solely responsible for all start-up costs and transition fees associated with including the ERJ-170 Subsequent Additional Aircraft as Aircraft under the Agreement including, without limitation all costs and fees related to induction, positioning, maintenance bridging and “sunshine” maintenance of each ERJ-170 Subsequent Additional Aircraft, and Operator shall not be entitled to any reimbursement thereof by Delta under the Agreement or otherwise.

I.
Delta, in its sole discretion, may elect to have modifications performed on the ERJ-170 Subsequent Additional Aircraft in addition to the Delivery Configurations and Interior Modifications, and if Delta so elects, Delta will be solely responsible for all costs associated with such additional modifications. Operator and Republic shall provide any and all commercially reasonable assistance requested by Delta in connection with any such additional modifications.

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J.
Notwithstanding anything in the Agreement to the contrary, the parties agree that the Aircraft Rent/Ownership Cost with respect to each of the ERJ-170 Subsequent Additional Aircraft shall be [] per month (subject to potential Mark-Up in accordance with Article 3 of the Agreement) commencing, with respect to each ERJ-170 Subsequent Additional Aircraft, on the respective date each such ERJ-170 Subsequent Additional Aircraft is available to be placed into Delta Connection Service in accordance with the Agreement (as amended and modified by this Amendment).

K.
(i)    The parties acknowledge and agree that one or more of the ERJ-170 Subsequent Additional Aircraft may require “C-checks” on their respective airframes prior to the end of their respective six-year terms under the Agreement. [*].

(ii)    In addition, at the end of each ERJ-170 Subsequent Additional Aircraft’s six-year term, Delta shall pay to Operator, in the month following the last flight under the Agreement by the applicable ERJ-170 Subsequent Additional Aircraft, an amount equal to the product of (y) [*] multiplied by (z) [*]

L.
The parties acknowledge and agree that, pursuant to Section 3A.(ii)(1) of the Agreement, Delta is responsible for reimbursing Operator for the usage of Engine Life Limited Parts (“LLPs”) on the ERJ-170 Subsequent Additional Aircraft during the respective six-year terms under the Agreement of such Aircraft. In connection therewith, at the end of each ERJ-170 Subsequent Additional Aircraft’s six-year term, Delta shall pay to Operator, in the month following the last flight under the Agreement by the applicable ERJ-170 Subsequent Additional Aircraft, an amount equal to the product of (y) [*] multiplied by (z) [*] The parties acknowledge and agree that the effective [*] in calendar year 2011 economics is [*] per Aircraft cycle and [*] Annually, but in any event no later than January 31st of each year during the Term, Operator shall provide Delta copies, certified by an officer of Operator, of documentation, in form and substance reasonably satisfactory to Delta, that sets forth the current year’s [*] With respect to each ERJ-170 Subsequent Additional Aircraft, if during the six-year term under the Agreement of the applicable ERJ-170 Subsequent Additional Aircraft, any engine operating on such ERJ-170 Subsequent Additional Aircraft requires replacement of its LLPs, it is understood and agreed that [*]

M.
Delta shall have the option, in its sole discretion, to add one (1) additional ERJ-170 aircraft (the “ERJ-170 Option Aircraft”) as an Aircraft under, and subject to the terms and conditions of, the Agreement. If Delta exercises such option to add the ERJ-170 Option Aircraft, Delta shall provide Operator no less than ninety (90) days written notice prior to the initial in-service date under the Agreement of the ERJ-170 Option Aircraft (such initial in-service date to be specified in such notice). The ERJ-170 Option Aircraft will be considered an Aircraft under the Agreement as of its actual initial in-service date within the Delta Connection program. If Delta exercises such option to add the ERJ-170 Option Aircraft, the terms, conditions, representations, warranties and covenants set forth in Sections 3 (B), (C), (D), (E), (F), (G), (H), (I), (J), (K) and (L) of this Amendment shall

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apply to the ERJ-170 Option Aircraft; provided, however, the ERJ-170 Option Aircraft shall be included as an Aircraft under the Agreement only for the lesser of (y) a period of six (6) years commencing on the actual initial in-service date within the Delta Connection program of the ERJ-170 Option Aircraft and (z) the remaining Term of the Agreement as of the actual initial in-service date within the Delta Connection program of the ERJ-170 Option Aircraft. The option right in favor of Delta set forth in this Section 3(M) shall expire on December 31, 2011.

N.
Delta shall pay Operator an amount of [] per aircraft as full payment for the installation, operation and maintenance of a fully functional and operational WiFi system (“ERJ-170 WiFi System”) on each of the six (6) ERJ-170 Subsequent Aircraft and the eight (8) “ERJ-170 Additional Aircraft” (as defined in the Third Amendment); provided that such payments shall be contingent upon Operator’s satisfaction of each of the following conditions: (i) each ERJ-170 WiFi System shall be installed on each of the six (6) ERJ-170 Subsequent Aircraft and each of the eight (8) ERJ-170 Additional Aircraft no later than October 31, 2011, as applicable, and (ii) each ERJ-170 WiFi System shall meet or exceed the standards and specifications for all WiFi system equipment, installation and functionality that Delta has established for regional jet aircraft within the Delta Connection Program. Provided that the conditions for payment are fully satisfied, such payment per aircraft shall occur upon the later of (y) such aircraft’s respective Subsequent Aircraft Delivery Date or “Delivery Date” (as defined in the Third Amendment), as applicable, or (z) confirmation by Delta that the ERJ-170 WiFi System installed on such aircraft is fully functional, and Operator shall not be entitled to any further reimbursement from Delta for any other costs or expenses associated with any such ERJ-170 WiFi System.

4.	ERJ-170 Additional Aircraft Pursuant to the Third Amendment.

A.	The ERJ-170 Additional Aircraft with Aircraft N-Number “N868RW” shall be replaced with the ERJ-170 aircraft with Aircraft N-Number “N860RW”.

B.
The “Delivery Date” and “Delivery Configuration” of each respective “ERJ-170 Additional Aircraft” as contemplated in the Third Amendment shall be amended as set forth in Exhibit C attached to this Amendment and incorporated herein, and such Exhibit C hereto shall replace in its entirety the Exhibit C attached to the Third Amendment.

C.	Section 3.F. of the Third Amendment is hereby amended by deleting the following text from the last sentence of such section:

; provided, however, that Delta shall be responsible for the costs of the [] first class seats to be installed on the last two (2) ERJ-170 Additional Aircraft made available for Delta Connection service as contemplated hereby.

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5.    Safety and Service Standards

A.
Safety Standards. Operator shall actively participate in the Delta Connection Safety Alliance and at all times during the Term (i) comply with Delta’s safety standards for the provisioning by Operator to Delta of flights within the Delta Connection Program using the Aircraft (“Regional Airline Services”) including, without limitation, as set forth in the Delta Connection Carriers Non-Regulatory Safety Program Standards document and the Delta Connection Ground Operations Manual, and (ii) comply with all IATA Operational Safety Audit requirements, participate in a Cockpit Aviation Safety Action Program and a Flight Operations Quality Assurance Program (collectively, as amended from time to time, the “Delta Connection Safety Standards”).  Operator’s failure to comply with the Delta Connection Safety Standards shall be considered a material breach of this Agreement.

B.
Quality of Service. Delta policies, procedures, performance standards (including but not limited to Delta’s Sky Priority initiative) and means of measurement thereof concerning the provision of air passenger and air cargo services shall be applicable to all services provided by Operator under the Agreement. Operator shall achieve, with respect to the provision of the Regional Airline Services, at least the same quality of airline service as that provided by Delta, subject to limitations imposed by the type of Aircraft operated by Operator under the Agreement, the route network of the Regional Airline Services and the performance by Delta of its obligations under the Agreement. At all times during the Term, Operator shall maintain adequate staffing levels with respect to the Regional Airline Services to ensure at least the same level of customer service and operational efficiency that Delta achieves. Operator shall cooperate with Delta in any way necessary or desirable to provide such comparable level of customer service in connection with the operation of Regional Airline Services, and Operator shall maintain new hire and recurrent training programs for all job descriptions, and such programs, as they pertain to customer service, shall be reasonably acceptable to Delta.

6. Modifications to Incentive Compensation Performance Thresholds. Effective as of January 1, 2011, the Agreement shall be amended and modified as follows:

A.	Schedules Publication. Section 1(C) of the Agreement is hereby amended by deleting in its entirety the following sentence from the third paragraph thereof:

In the event Delta changes the hub location served by the Aircraft, if any, Delta shall provide Republic with [] days prior written notice of such change and Delta and Republic shall meet as soon as practicably possible to review and revise the Direct Costs and corresponding Base Compensation as a result of such change in the manner provided in Section 4(E) hereof.

B.	Base Compensation. Section 3(A) of the Agreement is hereby amended by deleting in its entirety the following sentence from the first paragraph thereof:

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In addition, in any month in which Republic achieves a completion rate for the Delta Connection Flights of at least [*] (or at least [*] until such time as Republic has taken delivery of 7 of the aircraft plus one spare), Delta shall pay Republic a mark-up of [*] of such Direct Costs incurred during such month (the “Mark-Up”), subject to certain limitations set forth below.

and replacing it with the following:

In addition, in any calendar month in which Operator achieves:

(i)
an actual “Completion Factor” (as defined and determined as set forth on Exhibits F and G attached hereto and made a part hereof) of greater than or equal to the “Minimum” Completion Factor threshold for the applicable month as set forth in the “Completion Factor Minimum and Incentive Thresholds” table set forth on Exhibit G (the “Completion Factor Minimum Threshold”), Delta shall pay Operator a mark-up of [*] of such Direct Costs incurred by Operator during such month (the “Completion Factor Mark-Up);

(ii)
an actual “On-Time Departure Rate” (as defined and determined as set forth on Exhibits F and G) of greater than or equal to the “Minimum” On-Time Departure Rate threshold for the applicable month as set forth in the “On-Time Departure Rate Minimum and Incentive Thresholds” table set forth on Exhibit G (“Departure Reliability Minimum Threshold”), Delta shall pay Operator a mark-up of [*] of such Direct Costs incurred by Operator during such month (the “Departure Reliability Mark-Up”); and

(iii)
an actual “On-Time Arrival Rate” (as defined and determined as set forth on Exhibits F and G) of greater than or equal to the “Minimum” On-Time Arrival Rate threshold for the applicable month set forth in the “On-Time Arrival Rate Minimum and Incentive Thresholds” table set forth on Exhibit G (“Arrival Reliability Minimum Threshold”), Delta shall pay Operator a mark-up of [] of such Direct Costs incurred by Operator during such month (the “Arrival Reliability Mark-Up”).

During any such month, Operator may achieve neither or one or more of each of the Completion Factor Mark-Up, the Departure Reliability Mark-Up, and the Arrival Reliability Mark-Up (collectively, the “Mark-Up”). Therefore, the Mark-Up for each month (if any) shall consist of the sum of such month’s Completion Factor Mark-Up, Departure Reliability Mark-Up, and the Arrival Reliability Mark-Up, up to a maximum of [*] of the Direct Costs incurred by Operator during such month.

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C.	Section 3(D) of the Agreement is hereby deleted in its entirety and replaced with the following:

D. Incentive Compensation.

1. Monthly Incentive Compensation. In addition to the potential Mark-Up, Operator shall have the opportunity to earn additional compensation (the “Monthly Incentive Compensation”) based on its actual Completion Factor, On-Time Departure Rate, and On-Time Arrival Rate (each as determined as set forth on Exhibits F and G) for each calendar month, in connection with the operation of the Aircraft. For each month during the Term that Operator achieves:

(i)
an actual Completion Factor of greater than or equal to the “Incentive” Completion Factor threshold for the applicable month set forth in “Completion Factor Minimum and Incentive Thresholds” table set forth on Exhibit G, Delta shall pay Operator [*] of the Direct Costs incurred by Operator during such month;

(ii)
an actual On-Time Departure Rate of greater than or equal to the “Incentive” threshold for the applicable month set forth in the “On-Time Departure Rate Minimum and Incentive Thresholds” table set forth on Exhibit G, Delta shall pay Operator [*] of the Direct Costs incurred by Operator during such month; and

(iii)
an actual On-Time Arrival Rate of greater than or equal to the “Incentive” threshold for the applicable month set forth in the “On-Time Arrival Rate Minimum and Incentive Thresholds” table set forth on Exhibit G, Delta shall pay Operator [*] of the Direct Costs incurred by Operator during such month.

2.    Quarterly Incentive Compensation. In addition to the potential Mark-Up and the potential Monthly Incentive Compensation, Operator shall have the opportunity to earn additional compensation (the “Quarterly Incentive Compensation”) based on Operator’s actual Industry Satisfaction Monitor (ISM) score during each calendar quarter during the Term (each, an “ISM Score”). Delta will determine Operator’s quarterly ISM Score by calculating the simple average of the Delta Customer Satisfaction Survey results for the Delta Connection Flights scheduled to be operated by Operator during the applicable three-month period (including first class and coach class combined statistics) in each of the following categories:

▪	On-Board Timely & Accurate Information

▪	Flight Attendant Helpful & Courteous

▪	Flight Attendant Availability

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▪	Flight Attendant Professional Appearance

▪	Clean Lavatory

▪	Clean Cabin

▪	Condition of Aircraft Interior & Cabin Appearance
For each three-month period (measured from each January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31) during the Term that Operator achieves an ISM Score of [] or higher, Delta shall pay Operator [*] of the Direct Costs incurred by Operator during the applicable three-month period.

3. Semi-Annual Incentive Compensation. In addition to the potential Mark-Up, the potential Monthly Incentive Compensation, and the potential Quarterly Incentive Compensation, Operator shall have the opportunity to earn additional compensation (the “Semi-Annual Incentive Compensation”) based on its actual Completion Factor, On-Time Departure Rate, On-Time Arrival Rate (each as determined as set forth on Exhibits F and G) and ISM Score (as determined in Section 3(D)(2) above) for each six-month period (measured from each January 1 through June 30 and July 1 through December 31) during the Term, in connection with the operation of the Aircraft. For each such six-month period that Operator achieves:

(i)
an actual Completion Factor of greater than or equal to the “Incentive” Completion Factor threshold for the applicable six-month period set forth in “Completion Factor Minimum and Incentive Thresholds” table set forth on Exhibit G, Delta shall pay Operator [*] of the Direct Costs incurred by Operator during such six-month period;

(ii)
an actual On-Time Departure Rate of greater than or equal to the “Incentive” threshold for the applicable six-month period set forth in the “On-Time Departure Rate Minimum and Incentive Thresholds” table set forth on Exhibit G, Delta shall pay Operator [] of the Direct Costs incurred by Operator during such six-month period;

(iii)
an actual On-Time Arrival Rate of greater than or equal to the “Incentive” threshold for the applicable six-month period set forth in the “On-Time Arrival Rate Minimum and Incentive Thresholds” table set forth on Exhibit G, Delta shall pay Operator [*] of the Direct Costs incurred by Operator during such six-month period; and

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(iv)	an actual ISM Score at least [*] or higher for the applicable six-month period, Delta shall pay Operator [*] of the Direct Costs incurred by Operator during such six-month period.

i.	Monthly Reconciliations. Section 3(E) of the Agreement shall be amended by deleting the third paragraph thereof in its entirety and replacing such paragraph with the following:
Not later than twenty-five (25) days following the end of each month, Delta and Operator will reconcile the actual costs incurred by, and operational performance of, Operator for the Base Compensation (subject to the Minimum Utilization Requirements), with the estimated payments made pursuant to the previous paragraph. In connection with each month’s reconciliation, Operator shall prepare a reconciliation of its actual Completion Factor, On-Time Departure Rate and On-Time Arrival Rate performance during such month to the applicable “Minimum” and “Incentive” thresholds for each of the Completion Factor, On-Time Departure Rate and On-Time Arrival Rate, respectively, applicable for such month and if such month is June or December, such reconciliation shall include Operator’s actual Completion Factor, On-Time Departure Rate and On-Time Arrival Rate performance during the applicable six-month period to the applicable Incentive thresholds for each of the Completion Factor, On-Time Departure Rate and On-Time Arrival Rate, respectively, applicable for such six-month period. Operator shall deliver such reconciliations to Delta no later than ten (10) days after the end of each month. In connection with the reconciliations for the months of March, June, September and December, Delta shall provide Operator Operator’s actual ISM Score for the applicable three-month and six-month periods promptly after Delta’s receipt of each such score. Delta and Operator will each have the right to audit the reconciliations prepared by the other and shall promptly report any discrepancies to the other. Within two (2) business days of completing such monthly reconciliation, Delta or Operator, as the case may be, shall wire transfer to an account designated by the other party, monies equal to the reconciled amount.

D.
Operation Performance Goals. Notwithstanding the terms of Sections 10(A)(i), (ii) and (iii) of the Agreement, the parties each acknowledge and agree that as of January 1, 2011, Delta’s goal for participants in the Delta Connection program are as follows with respect to the following operational performance measurements:

(i) On-Time Arrival (A14) – []%;

(ii) Completion Factor (unadjusted) – [*]%; and

(iii) On-Time Departure (D0) – [*]%

E.	Term and Termination.

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1.    Article 11(E)(iv) of the Agreement is hereby amended by deleting the text thereof in its entirety and replacing such text with the following:

in the event that Operator fails to achieve [*] the following during each of any [*] period: (x) the applicable month’s Completion Factor Minimum Threshold, (y) the applicable month’s On-Time Departure Rate Minimum Threshold and (z) the applicable month’s On-Time Arrival Rate Minimum Threshold (each as set forth in tables set forth on Exhibit G);

2.     Article 11(H) of the Agreement is hereby amended by deleting the text thereof in its entirety and replacing such text with the following:

In the event that Delta terminates this Agreement, in whole or in part, pursuant to Section 11(F), during the period commencing on the date Operator receives Delta’s notice of termination and ending on the effective termination date of the portion of the Agreement being terminated by Delta, the Mark-Up (if any) of the Direct Costs attributable to the operation of the to-be-terminated Aircraft shall be increased by [*]; provided, however, during such same period, such operations shall not be eligible for any Monthly Incentive Compensation, Quarterly Incentive Compensation or Semi-Annual Incentive Compensation.

F.	Additional Exhibits. Exhibits F, G, H, and I attached to this Amendment shall be added as Exhibits F, G, H, and I, respectively, to the Agreement and be incorporated therein and made a part thereof.

7. Miscellaneous.

A.
This Amendment, together with the exhibits attached hereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.
Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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{Signatures appear on following page}

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.        Delta Air Lines, Inc.

By: /s/ Timothy P. Dooley            By: /s/ Don Bornhorst

Name: Timothy P. Dooley            Name: /s/ Don Bornhorst

Title: SVP, CFO                Title: SVP – Delta Connection

Shuttle America Airlines, Inc.

By: /s/ Timothy P. Dooley

Name: Timothy P. Dooley

Title: SVP, CFO

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EXHIBIT A
REVISED 2011 BASE RATE COSTS

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EXHIBIT B
ERJ-170 SUBSEQUENT ADDITIONAL AIRCRAFT

Aircraft N-Number	Serial Number	Delivery Date	Delivery Configuration
[]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

[*]

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EXHIBIT C
AMENDED DELIVERY DATE AND DELIVERY CONFIGURATION OF EACH RESPECTIVE ERJ-170 ADDITIONAL AIRCRAFT FROM THE THIRD AMENDMENT

Aircraft N-Number	Serial Number	Delivery Date	Delivery Configuration
[]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

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EXHIBIT F

1.	[]: For purposes of this Agreement, the determination of Completion Factor of the scheduled Delta Connection Flights of the applicable measurement period shall be calculated [*]

a.	[*]

b.	[*]

c.	[*]

d.	[*]
[*]

2.
[*] For the purposes of this Agreement, the On-Time Departure Rate shall be defined as the percentage of all Delta Connection Flights scheduled during the applicable measurement period that are actually flown and depart from their respective scheduled origins within 1 minute of their respective scheduled departure times.

3.
[*] For the purposes of this Agreement, the On-Time Arrival Rate shall be defined as the percentage of all Delta Connection Flights scheduled during the applicable measurement period that are actually flown and arrive at their respective scheduled destinations within 14 minutes of their respective scheduled arrival times.

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EXHIBIT G
[]

The Completion Factor threshold is calculated [*] during the applicable month or semi-annual period.

Formula:
[*]
[*]
[*]
[*]
[*]
[*]

[*]

[*]

[*]
[*]
[*]
[*]
[*]
[*]
[*]

On-Time Departure Rate thresholds are calculated [] during the applicable month or semi-annual period.

On-Time Departure Rate Minimum and Incentive Thresholds

Formula:

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[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

[*]

[*]

[*]

[*]
[*]
[*]
[*]

[*]
[*]
[*]

On-Time Arrival Rate thresholds are calculated [] during the applicable month or semi-annual period.

[*]

The same formula used for determining the On-Time Departure Rate thresholds shall be used to determine the On-Time Arrival Rate thresholds.

For purposes of this Agreement:
[*]

[*]

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EXHIBIT H
[]

19A – Substitution – Air Operations
19B – Substitution – Information Services
19C – Substitution – Flight Operations
19D – Substitution – In-flight Services
19E – Substitution – Maintenance
19F – Substitution – Airport Customer Service
19G – Inter Carrier Substitution – Delta Requested
19H – Delta Requested Cancellation
19M – Substitution – Aircraft Damage

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EXHIBIT I
[]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*][*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
								[*]	[*]

[*]

[*]
[*]
[*]
[*]
[*]

[*]

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